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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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The Bank Holdings
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9990 Double R Boulevard
Reno, Nevada 89521

April 29, 2005

Dear Shareholders:

        You are cordially invited to attend the annual meeting of shareholders of The Bank Holdings which will be held at the Hidden Valley Country Club, located at 3575 E. Hidden Valley Drive, Reno, Nevada on Wednesday, June 8, 2005 at 1:00 p.m.

        At the meeting, shareholders will be asked to elect directors for the ensuing year and adopt an amendment to the The Bank Holdings 2002 Stock Option Plan. Information regarding the nominees for election of directors and the amendment to the stock option plan is set forth in the accompanying proxy statement.

        It is important that your shares be represented at the meeting whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the envelope provided. If you do attend the meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "FOR" the election of all of the nominees named in the proxy statement and "FOR" adoption of the amendment to the stock option plan.

Hal Giomi Chairman and Chief Executive Officer

THE BANK HOLDINGS
9990 Double R Boulevard
Reno, Nevada 89521
(775) 853-8600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 8, 2005

TO THE SHAREHOLDERS OF THE BANK HOLDINGS:

        NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the annual meeting of shareholders of The Bank Holdings will be held at the Hidden Valley Country Club, located at 3575 E. Hidden Valley Drive, Reno, Nevada on Wednesday, June 8, 2005 at 1:00 p.m., for the purpose of considering and voting upon the following matters:

1.
Election of Directors. To elect eight (8) persons to the Board of Directors to serve until the 2006 annual meeting of shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

Edward Allison	David Funk
Marybel Batjer	Hal Giomi
Joseph Bourdeau	Jesse Haw
Edward Coppin	Kelvin Moss
2.
Adoption of an Amendment to the Stock Option Plan. To adopt an amendment to the The Bank Holdings 2002 Stock Option Plan.

3.
Transaction of Other Business. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on April 26, 2005 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

April 29, 2005	Edward Coppin, Secretary

        WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THE PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

The Bank Holdings
Proxy Statement
Annual Meeting of Shareholders
June 8, 2005

Introduction

        This proxy statement is furnished in connection with the solicitation of proxies for use at the 2005 annual meeting of shareholders of The Bank Holdings to be held on Wednesday, June 8, 2005 at 1:00 p.m. at the Hidden Valley Country Club located at 3575 E. Hidden Valley Drive, Reno, Nevada, and at any and all adjournments thereof.

        It is anticipated that this proxy statement and the accompanying notice and form of proxy will be mailed on or about April 29, 2005 to shareholders eligible to receive notice of, and to vote at, the meeting.

Revocability of Proxies

        A form of proxy for voting your shares at the meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the secretary of The Bank Holdings an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person by advising the chairman of the meeting of his or her election to vote in person, and voting in person at the meeting. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy. Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted "FOR" the nominees for election of directors named herein and "FOR" the amendment to the stock option plan. If any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of the management of The Bank Holdings.

Persons Making the Solicitation

        This solicitation of proxies is being made by the board of directors of The Bank Holdings. The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in the solicitation of proxies for the meeting will be borne by The Bank Holdings. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers and employees of The Bank Holdings may solicit proxies personally or by telephone, without receiving special compensation.

        Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of common stock held by such persons, and the company may reimburse such custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred.

Voting Securities

        There were issued and outstanding 2,972,330 shares of the common stock of The Bank Holdings on April 26, 2005, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the meeting. On any matter submitted to the vote of the shareholders, each holder of common stock of The Bank Holdings will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of The Bank Holdings as of the record date. The effect of broker nonvotes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

Annual Report

        The Annual Report of The Bank Holdings for the fiscal year ended December 31, 2004 will be mailed concurrently with this proxy statement.

Shareholdings of Certain
Beneficial Owners and Management

        Management of The Bank Holdings knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the common stock of The Bank Holdings, except as set forth in the table below. The following table sets forth, as of March 15, 2005, the number and percentage of shares of the outstanding common stock of The Bank Holdings beneficially owned, directly or indirectly, by each of the directors, named executive officers and principal shareholders of The Bank Holdings and by the directors and executive officers of The Bank Holdings as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 15, 2005. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of The Bank Holdings.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers:
Edward Allison(2)	16,900	*
Marybel Batjer(3)	1,380	*
Joseph Bourdeau(4)	32,720	1.09%
Jack Buchold(5)	14,000	*
Edward Coppin(6)	42,950	1.44%
John Donovan(7)	6,500	*
David Funk(8)	33,842	1.13%
Hal Giomi(9)	41,989	1.40%
Jesse Haw(10)	63,700	2.14%
Kelvin Moss(11)	53,527	1.8%
All Directors and Executive Officers as a Group (10 in all)(12)	307,508	9.99%
Principal Shareholders
The Chipman First Family Limited Partnership(13)	166,740	5.61%
NAI Insurance Agency, Inc.(14)	184,536	6.21%

*
Represents less than one percent (1%) of the outstanding common stock of the company.

(1)
Includes shares subject to options held by the directors and executive officers that are exercisable within 60 days of March 15, 2005. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and executive officers as a group, but not for the purpose of computing the percentage of class owned by any other person.

(2)
Mr. Allison has shared voting and investment powers as to 7,700 of these shares. Includes 9,200 shares acquirable by the exercise of options.

(3)
Includes 1,380 shares acquirable by the exercise of options.

(4)
Mr. Bourdeau has shared voting and investment powers as to 11,720 of these shares. Includes 21,000 shares acquirable by the exercise of options.

(5)
Mr. Buchold has shared voting and investment powers as to 1,000 of these shares. Includes 13,000 shares acquirable by the exercise of options.

(6)
Mr. Coppin has shared voting and investment powers as to 33,750 of these shares. This amount includes 9,200 shares acquirable by the exercise of options.

(7)
Includes 6,500 shares acquirable by the exercise of options.

(8)
Mr. Funk has shared voting and investment powers as to 1,872 of these shares. Includes 13,600 shares acquirable by the exercise of options.

(9)
Mr. Giomi disclaims beneficial ownership of 4,189 of these shares. This amount includes 21,000 shares acquirable by the exercise of options.

(10)
Mr. Haw has shared voting and investment powers as to 55,000 of these shares. Includes 8,700 shares acquirable by the exercise of options.

(11)
Mr. Moss disclaims beneficial ownership of 5,387 of these shares. Mr. Moss has shared voting and investment powers as to 31,490 of these shares. Includes 1,380 shares acquirable by the exercise of options.

(12)
Includes 104,960 shares acquirable by the exercise of options.

(13)
The address of The Chipman First Family Limited Partnership is 5301 Longley Lane, H-115, Reno, Nevada 89511. Includes 1,000 shares acquirable by the exercise of options.

(14)
The address of NAI Insurance Agency, Inc. is 761 Northwood Blvd., Incline Village, Nevada 89451.

Section 16(a) Beneficial Ownership Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the directors and certain executive officers of The Bank Holdings and persons who own more than ten percent of a registered class of its equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish The Bank Holdings with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, The Bank Holdings believes that, during 2004 the Reporting Persons complied with all filing requirements applicable to them, with the exception of Messrs. Giomi, Donovan, Allison, Bourdeau and Coppin. The company believes that all of these individuals have filed all forms required by them, however, a few of the forms were filed outside of the applicable time requirements. Each of these late filings was within the first three months of that individual becoming subject to the filing requirements of Section 16(a). Mr. Giomi filed a report on June 2, 2004 for a transaction occurring on May 27, 2004, due to a late notification of consummation from his broker; and a report in September 2004 for a transaction by his wife in June 2004 for which ownership of the securities involved are disclaimed by Mr. Giomi. Mr. Donovan filed his initial ownership report in August 2004 following his appointment as an executive officer of the company in May 2004. Mr. Allison filed a report on June 3, 2005 for a transaction occurring May 24, 2004. Messrs. Giomi, Allison, Bourdeau, Buchold and Coppin, each filed a report in August 2004 concerning stock options granted to them by the company in July 2004.

The Board of Directors and Committees

        The board of directors of The Bank Holdings met fourteen (14) times in 2004. None of the directors of The Bank Holdings attended less than 75 percent of the aggregate of all board of directors' meetings and all committee meetings of which he or she was a member, with the exception of Marybel Batjer. The board has determined that a majority of the directors standing for reelection are "independent" within the meaning of the director independence standards set by the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission, as currently in effect.

        The Bank Holdings has standing audit, nominating and compensation committees.

Nominating Committee

        The nominating committee is comprised of Edward Allison, Kelvin Moss and Edward Coppin. The nominating committee met two times in 2004. The members of the committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The nominating committee is responsible for approving nominations for directors of the company. The company has not adopted a formal nominating committee charter. The board is evaluating the need for such a charter and may adopt one in the future.

        The nominating committee will consider nominees to the board proposed by shareholders, although the board has no formal policy with regard to shareholder nominees as they consider all nominees on their merits as discussed below. Any shareholder nominations proposed for consideration by the independent directors should include the nominee's name and qualifications for board membership and should be addressed to:

  Corporate Secretary
  The Bank Holdings
  P.O. Box 19579
  Reno, Nevada 89511-2119

        The nominating committee is responsible for identifying candidates for membership on the board and makes determinations as to whether to recommend such candidate's nomination to the board based on their character, judgment, and business experience, as well as their ability to add to the board's existing strengths. This assessment typically includes issues of expertise in industries important to The Bank Holdings, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual's abilities to work constructively with the existing board and management, all in the context of an assessment of the perceived needs of the board at that point in time. The committee does not have any written specific minimum qualifications or skills that they believe must be met by either their candidates or a shareholder-recommended candidate in order to serve on the board. The independent directors identify nominees by first evaluating the current members of the board of directors qualified and willing to continue in service. Current members of the board with skills and experience that are relevant to The Bank Holdings's business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the independent directors or the board decided not to nominate a member for reelection, the independent directors identify the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the independent directors consider the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank, there is a strong preference for local directors), employment experience, community representation, public interest considerations and the implementation of The Bank Holdings's strategic plan. Among other things, when examining a specific candidate's qualifications, the committee considers: the ability to represent the best interest of The

Bank Holdings, existing relationships with the company, interest in its affairs and its purpose, the ability to fulfill director responsibilities, leadership skill, reputation within the community, community service, integrity, business judgment, ability to develop business for the company and its subsidiaries and the ability to work as a member of a team. All nominees to be considered at the annual meeting have been recommended by the nominating committee.

Audit and Compliance Committee

        The audit and compliance committee is made up of Edward Coppin, Jesse Haw and Kelvin Moss. The audit and compliance committee met two times in 2004. The board of directors has adopted a written charter for the committee. The members of the committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

        None of the current members of the audit and compliance committee, nor any other member of the board of directors qualifies as an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission. As a relatively small and newly formed public company, it is difficult to identify potential qualified candidates that are willing to serve on the board and otherwise meet the company's standards for board service. At the current time, the board does not know when they will appoint an additional member who qualifies as an audit committee financial expert.

        The audit and compliance committee's functions are to review and administer the company's Audit and Compliance Policy; administer the bank's Community Reinvestment Act compliance, meet with the outside auditors of the company in order to fulfill the legal and regulatory requirements to adequately protect the directors, shareholders, employees and depositors of the company. It is also the responsibility of the Audit and Compliance committee to select the company's independent accountants and make certain that those accountants have the necessary freedom and independence to freely examine all company records. Further, the Audit and Compliance Committee pre-approves all audit and permissible non-audit services to be performed by the independent accounts. Additional duties are to consider the integrity of the company's financial reporting processes and controls, review audited financial reports, evaluate internal and external auditing practices, and oversee completion of audits, examinations and financial reporting as required by law.

Report of the Audit and Compliance Committee

        This report of the audit and compliance committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that The Bank Holdings specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

        The board has adopted a written charter for the audit committee. Each of the audit committee members satisfies the definition of independent director as established in the Nasdaq listing standards. The audit committee has reviewed the company's audited financial statements and discussed such statements with management. The audit committee has discussed with McGladrey & Pullen, LLP, the company's independent auditors during the year 2004, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

        The audit committee received written disclosures and a letter from McGladrey & Pullen, LLP, required by Independence Standards Board Standard No. 1, and has discussed with them their independence from management. The audit committee has also considered whether the independent auditor's provision of other non-audit services is compatible with the auditor's independence.

        Based on the review and discussions noted above, the audit committee recommended to the board that the company's audited financial statements for the fiscal year ended December 31, 2004 be transmitted with or prior to the mailing of the company's 2005 Proxy Statement.

        The audit committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the audit committee that would impair any member's ability to act independently.

        Submitted by the Audit and Compliance Committee:

  Edward Coppin
  Jesse Haw
  Kelvin Moss

Compensation Committee

        The compensation committee is comprised of Edward Allison, Jesse Haw and Edward Coppin, who are each "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The compensation committee met one time in 2004. The function of the compensation committee is to review and approve the compensation of the Chief Executive Officer and other executive officers.

Communications with the Board and Annual Meeting Attendance

        Individuals who wish to communicate with the board of directors of The Bank Holdings, or with a specific individual director may do so by writing to the secretary of the company at The Bank Holdings, P.O. Box 19579, Reno, Nevada, 89511-2119. The secretary has been instructed by the board to promptly forward all such communications to the appropriate person or persons. The Bank Holdings does not have a policy regarding board member attendance at annual meetings of shareholders. All of the then-directors of The Bank Holdings attended its 2004 annual meeting of shareholders.

Code of Ethics

        The Bank Holdings has adopted a Conflict of Interest/Code of Ethics Policy that is applicable to all of the officers, directors and employees of The Bank Holdings, including its chief executive officer and chief financial officer. The Policy is attached hereto as Appendix A.

Proposal 1:
Election of Directors

Nominees

        The Bylaws of The Bank Holdings provide that the number of directors of The Bank Holdings shall not be less than three (3) nor more than fifteen (15) until changed by an amendment of the articles of incorporation or the bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized number or the minimum number of directors below three cannot be adopted without the adoption of an amendment to the company's Articles of Incorporation. The exact number of directors shall be fixed from time to time, within the range by a resolution duly adopted by the board of directors. The exact number of directors has been set at eight (8).

        The persons named below, all of whom are currently members of the board of directors, have been nominated for election as directors to serve until the 2006 annual meeting of shareholders and until their successors are elected and have been qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all eight (8) nominees. The eight (8) nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

        The following table sets forth, as of March 15, 2005 the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of The Bank Holdings.

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years
Edward Allison	65	2003	Mr. Allison serves as Chairman of the Board and director of Nevada Security Bank and as a director of The Bank Holdings. Mr. Allison is the President of Ed Allison, Inc., a government relations firm in Reno, Nevada, a position he has held since 1988.
Marybel Batjer	49	2004
			Ms. Batjer is currently the Vice President of Public Policy and Communications for Harrah's Operating Company, Inc. She is the former Cabinet Secretary for the Governor of the State of California and prior to that, served as the Chief of Staff for the Governor of Nevada from December 2000 to November 2003. From December 1998 to May 2000 she was an executive with the Mirage Hotel Casino in Las Vegas, Nevada.
Joseph Bourdeau, President	51	2003
			Mr. Bourdeau serves as Senior Executive Vice President, Marketing and Sales and as a director of Nevada Security Bank and as the President and a director of The Bank Holdings. He is the former sales manager of Nevada Banking Company.
Edward Coppin	65	2003
			Mr. Coppin is a retired Air Force Colonel and serves as director of Nevada Security Bank and is a director and the Corporate Secretary for The Bank Holdings. He was a director of Nevada Banking Company from 1995 until its sale in 1999.
David A. Funk	61	2004
			Mr. Funk is the President and a director of Nevada Security Bank. Previously, Mr. Funk was the Executive Director and Chief Executive Officer of the National Council of Juvenile and Family Court Judges and Director of Marketing for the Bank of the West.

Hal Giomi, Chairman and Chief Executive Officer	62	2003	Mr. Giomi serves as Chief Executive Officer and director of Nevada Security Bank and Chairman, Chief Executive Officer and director of The Bank Holdings. Mr. Giomi previously served as the bank's President until November 2002. Prior to his joining Nevada Security Bank, Mr. Giomi was the Senior Vice President of Capitol Valley Bank.
Jesse Haw	33	2004	Mr. Haw is the President of Hawco Properties, a land development, and residential and commercial building company. Mr. Haw also serves on the board of directors of Nevada Security Bank.
Kelvin Moss	46	2004	Mr. Moss is involved in multiple business ventures engaged in real estate land development, construction and financing. Mr. Moss is a former director of Humboldt Bancorp.

        All nominees will continue to serve if elected at the meeting until the 2006 annual meeting of shareholders and until their successors are elected and have been qualified.

        None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of The Bank Holdings acting within their capacities as such. There are no family relationships between any of the directors of The Bank Holdings. No director of The Bank Holdings serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

Compensation of Directors and Executive Officers

Director Compensation

        None of the directors of The Bank Holdings are separately compensated for their service as members of the board. In 2004 The Bank Holdings granted each of its directors options to purchase shares of the company. Additional option grants may occur in the future.

Executive Officers

        The following table sets forth information, as of March 15, 2005, concerning executive officers of The Bank Holdings:

Name	Age	Position and Principal Occupation For the Past Five Years
Joseph Bourdeau	51	Mr. Bourdeau serves as Senior Executive Vice President, Marketing and Sales and as a director of Nevada Security Bank and as the President and a director of The Bank Holdings. He is the former sales manager of Nevada Banking Company.
Jack Buchold	61
		Mr. Buchold serves as the Executive Vice President and Chief Financial Officer of Nevada Security Bank and as Chief Financial Officer of The Bank Holdings. Mr. Buchold previously worked as the Chief Financial Officer at Bank of the Sierra in Porterville, California.
John Donovan	56
		Mr. Donovan serves as Executive Vice President and Chief Credit Officer of Nevada Security Bank and The Bank Holdings. Mr. Donovan previously served as an Executive Vice President and member of the Advisory Board for Colonial Bank.
Hal Giomi	62
		Mr. Giomi serves as Chief Executive Officer and director of Nevada Security Bank and Chairman, Chief Executive Officer and director of The Bank Holdings. Mr. Giomi previously served as the bank's President until November 2002. Prior to his joining Nevada Security Bank, Mr. Giomi was the Senior Vice President of Capitol Valley Bank.

Executive Compensation

        The persons serving as the executive officers of The Bank Holdings received during 2005, and are expected to continue to receive in 2006, cash compensation in their capacities as executive officers of Nevada Security Bank. The following Summary Compensation Table indicates the compensation of the company's executive officers.

Summary Compensation Table

Long Term Compensation
Annual Compensation
					Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation(1) ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs	LTIP Payouts ($)	All Other Compen- sation(2) ($)
Hal Giomi, Chairman and Chief Executive Officer, The Bank Holdings and Chief Executive Officer, Nevada Security Bank	2004 2003 2002	160,000 150,000 150,000	5,000 5,000 0	9,000 9,000 9,000	0 0 0	37,500 0 22,500	0 0 0	0 0 0
Joseph Bourdeau, President, The Bank Holdings and Senior Executive Vice President, Nevada Security Bank	2004 2003 2002	110,000 100,000 90,000	5,000 5,000 0	9,660 9,660 9,660	0 0 0	37,500 0 22,500	0 0 0	0 0 100,000
Jack Buchold, Chief Financial Officer, The Bank Holdings and Executive Vice President and Chief Financial Officer Nevada Security Bank	2004 2003 2002	110,000 100,000 90,000	5,000 15,000 0	10,835 10,835 10,835	0 0 0	20,000 0 15,000	0 0 0	0 0 0
John Donovan, Executive Vice President and Chief Credit Officer, The Bank Holdings and Nevada Security Bank(3)	2004 2003 2002	109,000 28,921 N/A	5,000 0 N/A	3,500 0 N/A	0 0 N/A	22,500 5,000 N/A	0 0 N/A	0 0 N/A

(1)
These amounts represent perquisites consisting of automobile allowance and other personal benefits applicable to the executive officer.

(2)
The 2002 amount represent consultant fees paid to Mr. Bourdeau for consulting work performed during the organizational phase of Nevada Security Bank.

(3)
Mr. Donovan joined Nevada Security Bank in 2003 and became an executive officer of The Bank Holdings in May 2004.

Option/SAR Grants in the Last Fiscal Year

        The Bank Holdings made the following grants of stock options to its named executive officers.

Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options/SARs Granted To Employees In Fiscal Year	Exercise or Base Price ($)	Expiration Date
Hal Giomi	37,500	13.62%	15.77	July 6, 2014
Joseph Bourdeau	37,500	13.62%	15.77	July 6, 2014
Jack Buchold	20,000	7.26%	15.77	July 6, 2014
John Donovan	5,000	1.81%	14.56	May 24, 2014

	17,500	6.36%	15.77	July 6, 2014

Option/SAR Exercises and Year-End Value Table

        Aggregated Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR Value

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/SARs at Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Year-End ($) Exercisable/ Unexercisable
Hal Giomi	0	0	21,000/39,000	$181,425/244,200
Joseph Bourdeau	0	0	21,000/39,000	$181,425/244,200
Jack Buchold	0	0	13,000/22,000	$116,020/143,080
John Donovan	0	0	6,500/21,000	$42,795/122,680

Employment Agreements

        Nevada Security Bank entered into an Employment Agreement with Mr. Hal Giomi, who is its Chief Executive Officer, on December 27, 2001. Under the terms of the Employment Agreement, Mr. Giomi earns a base annual salary of $150,000. The base salary can be increased after Mr. Giomi's first anniversary of employment with the bank. The Employment Agreement has a term of three years and can be extended by mutual agreement of the bank and Mr. Giomi. Mr. Giomi is also entitled to participate in the bank's Executive Compensation Plan (incentive compensation program, employee profit sharing plan and/or 401(k) plan). The board of directors also granted Mr. Giomi options to purchase 22,500 shares of the common stock of the bank at an exercise price of $10.00 per share, vesting over a four year period. Mr. Giomi has also been furnished with an automobile allowance of $750 per month and will be reimbursed for certain membership dues, will receive life and disability insurance benefits as well as health benefits which are provided to all full-time executive employees of the bank. The agreement originally employed Mr. Giomi as President and Chief Executive Officer. In November 2002, Mr. Giomi resigned as President but retained his position as Chief Executive Officer, and he and the bank agreed to continue under this Employment Agreement.

        Mr. Bourdeau and Mr. Buchold have a similar contracts which include substantially the same benefits as Mr. Giomi, which were entered into December 27, 2001, with a base salary of $8,333 per month under the Agreement. Each also received options to purchase shares of common stock of the bank at an exercise price of $10.00 per share, vesting over a four year period. Mr. Bourdeau received options to purchase 22,500 shares and Mr. Buchold, 15,000 shares.

        The options granted to each of the above executives were at a price per share which the board of directors determined, at the time of the grant, was the fair market value of the bank's common stock. These options were originally issued as options to purchase shares of the common stock of Nevada Security Bank. In August 2003, when the reorganization was completed and the bank became a wholly-owned subsidiary of The Bank Holdings, these options were automatically converted into options to purchase shares of The Bank Holdings.

        Mr. Donovan entered into an Employment Agreement with Nevada Security Bank on May 25, 2004. Under the terms of the Employment Agreement, Mr. Donovan earns a base annual salary of $115,000. The base salary can be increased annually at the recommendation of the Chief Executive Officer, subject to the ratification of the bank's board of directors. The Employment Agreement has a term of three years with automatic three year renewal periods, subject to prior termination. Mr. Donovan is also entitled to participate in the bank's Executive Compensation Plan. As part of the agreement, the board of directors also granted Mr. Donovan options to purchase 5,000 shares of the common stock of the bank at an exercise price of $14.56 per share, vesting over a four year period.

Mr. Donovan has also been furnished with an automobile allowance of $500 per month and will be reimbursed for certain membership dues, will receive life and disability insurance benefits as well as health benefits which are provided to all full-time executive employees of the bank. He is also provided with term life insurance benefits.

        Each of the Employment Agreements with these officers may be terminated by the bank for any of the following reasons: (a) the executive commits an act or acts of malfeasance in his duties; or (b) the executive fails to abide by and/or enforce the bank's safety and soundness policies; or (c) the executive is convicted of a felony or misdemeanor involving moral turpitude; or (d) State and/or Federal regulators request or order termination of his employment agreement; or (e) the executive commits any act which would cause termination of coverage under the bank's Blanket Bond as to the executive, as distinguished from termination of such coverage as to the bank as a whole; or (f) the executive dies; or (g) there is a determination by the bank's board of directors that the continued employment of the executive is detrimental to the best interests of the bank, or for any reason whatsoever as determined by the bank's board of directors and in the sole and absolute discretion of the bank's board of directors. In the event an Employment Agreement is terminated for any of the reasons specified in (a), (b), (c), (d), (e) or (f) above, the executive will not receive additional compensation. In the event an Employment Agreement is terminated for any reason specified in (g) above, the executive shall be entitled to termination pay in an amount equal to twelve (12) months of his then base salary. None of these agreements contain any non-competition provisions.

Proposal 2:
Amendment of the Stock Option Plan

        Shareholders are being asked to consider and vote upon a proposed amendment to section 5 of The Bank Holdings 2002 Stock Option Plan The revised section 5 will read as follows (addition is in bold):

  5.
  Stock Subject to the Plan

          Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Holding Company's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 591,686 shares, provided however, that if the number of issued and outstanding shares of the Holding Company is increased after June 8, 2005, other than solely by the exercise of outstanding options to acquire stock, the maximum number of shares for which awards may be granted under the Plan shall be increased such that the ratio of the number of shares available for grant under the Plan to the number of outstanding shares of Holding Company remains the same as the ratio of the shares available for grant under the Plan to the number of outstanding shares of the Holding Company that existed on June 8, 2005; provided further, that the maximum number of shares available for grant as Incentive Stock Options under the Plan shall equal 591,686 shares. Outstanding shares of the Holding Company, for purposes of such calculation, shall include the number of shares of stock into which other securities or instruments issued by the Holding Company are currently convertible (e.g. warrants for common stock), with the exception of outstanding options to acquire stock.

        The amendment to the stock option plan effects two changes:

  1.
  Sets a specific number of shares available for issuance as incentive stock options, in order to bring the plan into compliance with recent Internal Revenue Service regulations; and

  2.
  Provides for the automatic increase in the number of shares allocated to the plan upon certain changes in the number of shares of the company issued and outstanding.

Designation of Number of Shares Issuable as Incentive Options

        The designation of a specific number of shares which may be issued through incentive stock options is in response to the August 2004 Internal Revenue Service issued final regulations regarding stock options. Section 1.422-2 of such final regulations requires that a stock option plan providing for the issuance of incentive stock options "must designate the maximum aggregate number of shares that may be issued under the plan through incentive stock options." As The Bank Holdings 2002 Stock Option Plan provides a single aggregate number on the issuance of both incentive stock options and nonqualified stock options, it does not comply with final regulations of the Internal Revenue Service regarding stock options.

        For the board of directors to be able to grant future incentive stock options and for previously issued incentive stock options to continue to have favorable federal income tax treatment as incentive stock options, the plan must be amended with the approval of shareholders to comply with Section 1.422-2 of the final regulations of the Internal Revenue Service to designate the maximum aggregate number of shares that may be issued as incentive stock options under it. If shareholders do not approve the amendment to the Plan, optionees, with certain exceptions, will lose the favorable federal income tax treatment for incentive stock options.

Automatic Increases to Shares Allocated to the Plan on Changes in Capitalization

        The final change effected by the proposed amendment would be to automatically increase the number of shares allocated to the plan in the event of an issuance of additional common stock by the company. Under the current plan, the number of shares allocated would automatically increase on upon changes in capitalization for which the company receives no monetary consideration. These types of changes would include stock splits and stock dividends. In the event of such a change, the number of shares allocated to the plan increases in the same percentage as the outstanding shares of the company. The proposed amendment would provide for a similar increase in the event of a change in the number of outstanding shares of the company following any increase in the number of shares outstanding, with the exception of an exercise of stock options. Following such an increase, the number of shares allocated to the plan would automatically adjust such that the ratio of the number of shares available for grant under the plan to the number of outstanding shares of the company remains the same as the ratio of the shares available for grant under the Plan to the number of outstanding shares of the company that existed at the time of the approval of the proposed amendment.

        An automatic increase in the number of shares allocated to the plan based on certain changes in the number of shares issued and outstanding will alleviate the time and effort required by professional advisors and management personnel to align the growth of the organization with the time constraints of the regulatory and listed company approval processes. As the company has grown and developed, it has become ever more apparent that new corporate governance requirements encourage the use of standardized, comprehensive methodologies to accomplish tasks that previously were accomplished on a one-off basis. By adopting an amendment to allow an automatic increase to the number of shares in relation to adjusted total shares issued and outstanding, effectiveness of controls is anticipated to be enhanced.

        In all other respects, the terms and conditions of The Bank Holdings 2002 Stock Option Plan will remain unchanged.

        The amendment to the Stock Option Plan requires shareholder approval by the holders of a majority of the outstanding shares of the company's common stock.

Independent Accountants

        The firm of McGladrey & Pullen, LLP served as certified independent public accountants for The Bank Holdings with respect to the year 2004. The firm of Moss-Adams, LLP has been appointed as the company's certified independent public accountants for 2005.

        The Bank Holdings received notification on March 1, 2005 from McGladrey & Pullen, LLP, an independent registered public accounting firm, that the firm would resign as The Bank Holdings's auditor upon the completion of the audit of The Bank Holdings's financial statements to be included in The Bank Holdings's Form 10-KSB for the year ended December 31, 2004. On March 31, 2005, upon completion of McGladrey & Pullen, LLP's procedures relating to that audit and the filing of Registrant's Form 10-KSB for the year ended December 31, 2004, the resignation became effective.

        The audit reports of McGladrey & Pullen, LLP, on the financial statements for the two years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to audit scope, accounting principles, or uncertainty. Also, in connection with the audits of the two fiscal years ended December 31, 2004 and 2003, and during the subsequent period through March 31, 2005, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        The board of directors of The Bank Holdings has determined the firms of McGladrey & Pullen, LLP and Moss-Adams, LLP to be fully independent of the operations of The Bank Holdings.

        We do expect a representative of Moss-Adams, LLP to be present at the annual meeting and available to respond to questions. We do not expect a representative of McGladrey & Pullen, LLP to be present.

        Aggregate fees billed by McGladrey & Pullen, LLP and RSM McGladrey Inc. (an affiliate of McGladrey & Pullen LLP) to The Bank Holdings and the percentage of those fees that were pre-approved by the Company's Audit Committees for the years ended 2004 and 2003 are as follows:

	2004	Percentage Pre-Approved	2003	Percentage Pre-Approved
	(Dollars in thousands)
Audit Fees(1)	$240	100%	$183	100%
Audit-Related Fees	$0		$0
Tax Fees(2)	$15	100%	$7	100%
All Other Fees	$0		$0

(1)
Audit fees consist of fees for professional services rendered for the audit of The Bank Holdings financial statements for 2004 and 2003. Audit fees for 2004 and 2003 also include fees and costs associated with SAS 100 reviews associated with Form 10-QSB filings. For 2004 and 2003, audit fees also include the fees and costs associated with the stock offering on Form SB-2 including issuing related consents issuing a comfort letter to the Underwriter. The 2003 audit fees also include the review of Form S-4 Registration Statement and review of related documents associated with the formation of the holding company and related organization.

(2)
Tax services consist of fees related to tax return preparation services. Tax fees also include various tax planning matters.

        The Audit Committees of Nevada Security Bank and The Bank Holdings have considered the provision of nonaudit services provided by McGladrey & Pullen, LLP to be compatible with maintaining the independence of McGladrey & Pullen, LLP.

Shareholder Proposals

        Shareholder proposals to be submitted for presentation at the 2006 annual meeting of shareholders of The Bank Holdings must be received by The Bank Holdings no later than December 31, 2005.

Certain Relationships and Related Transactions

        Some of the directors and executive officers of The Bank Holdings and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Nevada Security Bank in the ordinary course of the bank's business, and Nevada Security Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and in the opinion of management did not involve more than a normal risk of collectibility or present other unfavorable features.

Other Matters

        Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

The Bank Holdings

Dated: April 29, 2005	Edward Coppin, Secretary

        It is very important that every shareholder vote. We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. In order to facilitate the providing of adequate accommodations, please indicate on the proxy whether or not you expect to attend the meeting.

        A copy of The Bank Holdings's annual report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2004 is included herewith.

Appendix A

Conflict of Interest/Code of Ethics Policy

I.     BACKGROUND AND REGULATORY RISK ISSUES

          Receiving or soliciting gifts to influence a financial transaction represents significant regulatory risk, is strictly prohibited, and may result in stiff penalties. The Bank Bribery Act of 1984 increased the urgency for financial institutions to educate all of their employees and members of the Board of Directors against participating in such transactions, by creating substantial penalties. The Bank Bribery Act and the adoption of Regulation O or the Financial Institutions Regulatory Act (FIRA) underscored the need for sufficient policy regarding proper director or employee/customer relationships. Improper director or employee/customer relationships may also result in negative market reaction or reputation risk.

  A.
  Major Policy Elements

  1.
  Guidelines for directors and employees to use "reasonable" standards regarding normal amenities that facilitate conducting business.

  2.
  Disclosure of business and other relationships that may result in conflicts of interest.

  B.
  Other Considerations

  1.
  Prevention of possible compromising situations through prior knowledge and proper handling.

  2.
  Preservation of respectability.

  3.
  See also Insider Trading and Confidentiality Policy and Employee Handbook.

II.    STATEMENT OF NEED AND DEFINITION

          The Board of Directors acknowledges the risk that conflicts of interest may arise in obtaining persons involved in the business and civic community to act as directors, senior officers, and employees of the bank. Because of such persons' worth in attracting and maintaining business relationships, the Board feels it prudent to adopt a conflict of interest policy.

III.  THE PURPOSE

          In recognizing that excessive activities and gratuities and access to information may lead to conflicts of interest for employees, directors, and principal shareholders, the Company/Bank has developed this policy to recognize such positions and to prevent a loss of objectivity by requiring appropriate and trustworthy conduct.

IV.    GENERAL OBJECTIVES OF THE CONFLICT OF INTEREST POLICY

          The general objective of this policy is to require immediate disclosure of any potential conflict of interest and to prevent such a situation from arising. Adherence to this policy should prevent the development of improper relationships between financial institution directors, officers, employees, and the customers they serve.

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V.     SPECIFIC GOALS

          The specific goals of this policy are to:

      A.
      Establish a monetary limit on nominal gifts and gratuities.

      B.
      Describe situations in which possible conflicts of interest may occur and to require proper conduct of all employees and directors.

      C.
      Require reporting of conflicts to superiors and written disclosures of business interests.

VI.   POLICY ELEMENTS

  A.
  Authority

          The Board of Directors is ultimately responsible for establishing specific policies to address potential conflicts of interest for directors, senior officers, and employees of The Bank Holdings and The Bank Holdings/Nevada Security Bank. The authority to implement policy and related procedures has been assigned to the Chief Executive Officer.

          Any action taken regarding inappropriate insider activities or a breach of the Company's/Bank's code of ethics will ultimately be reviewed and acted upon by the entire Board of Directors, after considering the facts, the seriousness of the conduct, and any potential breach of trust.

  B.
  Risk Management

          In addressing conflicts of interest, the Board of Directors and senior management must be aware of the potential risks that arise from insider abuse and subsequent market reaction. In establishing a Conflict of Interest/Code of Ethics Policy, the Board has evaluated various related risks; these risks, and their related management techniques, include:

    1.
    Compliance Risk. Maintaining legal compliance with various appropriate regulations as well as compliance with the organization's Code of Ethics.

    2.
    Reputation Risk. Developing and retaining marketplace confidence in handling customers' financial transactions in an appropriate manner as well as protecting the safety and soundness of the institution.

  C.
  Definitions

          For the purposes of this policy, the following definitions apply:

    1.
    Officer or Employee. A part-time or full-time salaried officer or employee of The Bank Holdings/Nevada Security Bank.

    2.
    Gift. May include cash or property, special discounts, price concessions, special personal items, special personal entertainment (other than of a normal social nature), special personal services, gratuitous personal services, personal favors, or special dispensations of any kind that could be attributed to the recipient's position or responsibilities with The Bank Holdings/Nevada Security Bank.

    3.
    Immediate Family. Spouse, minor child, and/or other dependent of the officer, employee, or director.

          For definitions of company, control of a company or bank, and principal shareholder and/or related interest, refer to 12 CFR 215, Regulation O.

2

  D.
  Policy Statement

          Due to the increased number of financial institution failures resulting from self-dealing, fraud, and misconduct of directors, management, and employees, the Board of Directors of The Bank Holdings/Nevada Security Bank intends to hold its employees and directors to this strict code of ethics and to require reporting of conflicts of interest. Individuals associated with this Company/Bank have a primary responsibility to uphold the standards of this Company/Bank.

          Failure to comply with all policies herein described may result in the termination of employment or directorship.

          All employees, directors and representatives of The Bank Holdings/Nevada Security Bank are required to act in a responsible and respectable manner and to remain free of influences that may result in the loss of objectivity regarding business conducted with Company/Bank customers or with the Company/Bank itself. Each employee and director must disclose and avoid any interests or activities involving another organization or individual that may result in a conflict of interest between The Bank Holdings/Nevada Security Bank and that organization or individual.

          While this policy does not intend to interfere with the personal lives of employees, directors and representatives, it requires those persons to recognize situations where conflicts of interest may arise and to avoid them when possible. If these situations cannot be avoided, they must be reported immediately as provided in this policy. Subsequently, the employee, director or representative should remove himself or herself from any compromising situations, whether it involves advising the other person or entity or approving or voting on extensions of credit.

  E.
  Confidential Information

          All employees and directors must acknowledge that all information concerning Company/Bank, customer, depositor, and director information is considered confidential and is to be used for Company/Bank purposes only. The use of such information for personal, family, or other gain is unethical and illegal under securities rulings and federal statutes. Information regarding any business conducted cannot be disclosed to outside individuals (unless authorized by the Company/Bank or its customer, etc.) and may not be used for personal gain.

          Use of confidential information for other than The Bank Holdings'/Nevada Security Bank's business purposes may result in disclosure of insider information. Insider information is defined as information of a material nature to affect the price of stock involved. Insider information may not be used to purchase, trade, or solicit securities until that information is available to the general public.

          The use of confidential information received by either the investment or loan divisions may not be provided to other departments for investment of discretionary funds or advice to customers and vice versa. Any transfers of information regarding customer accounts must be strictly information that is available to the public.

          In addition, all published information (both for internal and external use), developed programs, equipment, etc. are the property of The Bank Holdings/Nevada Security Bank and are reserved for use by employees and directors of The Bank Holdings/Nevada Security Bank. Use of these materials for any other purpose may constitute copyright infringement and theft.

          See also Insider Trading and Confidentiality Policy and the Employee Handbook.

  F.
  Gifts and Entertainment

          Employees and directors of The Bank Holdings/Nevada Security Bank are not to solicit gifts from prospective or current customers, associates, or any other individual or business. Any gifts received shall be of nominal value. Nominal value is considered to be anything below $100. Cash

3

  gifts are prohibited. No gifts shall be accepted from customers, suppliers, or others who have contact with the Company/Bank where such gifts are intended or may be construed to result in favorable treatment being given the donor. Acceptance of gifts of $100 or more in value where no influence is intended must be reported to and approved by the Executive Management Committee (employees) or the Audit and Compliance Committee (Directors).

          Employees and directors of The Bank Holdings/Nevada Security Bank may participate in entertainment and amenities of reasonable cost to facilitate business. Payment by anyone other than the Company/Bank of excessive costs or travel not customary or within acceptable business practice must not be accepted. Any questionable circumstances must be reported to the Executive Management Committee (employees) or the Audit and Compliance Committee (directors).

          Tickets for sporting, cultural, or other events purchased by the Company/Bank are to be used in entertaining potential or actual customers, vendors, or others for business purposes only. If it is determined before the event that the tickets will not be used, an officer may offer them to someone else at his or her discretion.

  G.
  External Involvement

          While The Bank Holdings/Nevada Security Bank encourages its employees and directors involvement in outside activities, including charitable and political functions, caution should be exercised in making political contributions. All political contribution requests will be directed to and handled by the Chief Executive Officer and at the discretion of the Board of Directors. At no time will employees or directors solicit other employees and directors for political contributions or coerce others into contributing to any organization. Conduct must not give the perception that benefit to The Bank Holdings/Nevada Security Bank or connections are sought or desired.

          Additionally, offers to employees of directorship to any outside organization that has or desires a business relationship with The Bank Holdings/Nevada Security Bank, or to any institution within the financial industry, must be reported to Chief Executive Officer prior to acceptance.

          Capitalizing on opportunities for personal gain or compensation outside of that provided by The Bank Holdings/Nevada Security Bank for the performance of services for the Company/Bank is strictly prohibited. Employment outside and in addition to employment at the Company/Bank must be reported to the Executive Management Committee.

  H.
  Consultation

          Refer any questions regarding proper code of conduct to an immediate supervisor. Actions or acceptance of gifts that are not specifically mentioned in this policy must be reviewed as to intent and purpose. Employees and directors should ask themselves: "If a situation were to be made public, would my conduct be embarrassing or come into question?"

  I.
  Conduct of Insiders

          12 CFR § 215, or federal Regulation O, defines "insiders" as directors, executive officers, and principal shareholders. These people must take care that their conduct does not violate rules relating to self-dealing and personal gains. At no time are members of this group allowed to take advantage of their position in the Company/Bank for personal profit or influence over credit and other decisions with regard to their business or personal interests.

          Directors and officers are prohibited from being involved in the loan approval process of insiders who may benefit directly or indirectly from the decision to grant credit. This prohibition extends to professional relationships with any company or firm receiving remuneration as a result of the decision to grant credit.

4

          Decisions regarding the sale or purchase of Company/Bank assets and services must be made in the best interests of the Company/Bank, with no influence on insiders resulting from gifts, entertainment, or gratuities. All conduct of such business must be at "arm's length."

  J.
  Disclosures

          Employees and directors of The Bank Holdings/Nevada Security Bank must make annual disclosures of any relationships, receipt of gifts, compensation, or other situations leading to possible conflicts in the following manner:

Employees/Officers	Report to Executive Management Committee
Directors	Audit and Compliance Committee/Board

          Directors, principal shareholders, and executive officers must make annual disclosures to the entire Board of any actual and potential conflicts of interest and any potential conflicts of their related interests.

  K.
  Employee Accounts

          All employees and directors are encouraged to maintain their bank accounts at The Bank Holdings/Nevada Security Bank to allow the Company/Bank to provide service and direct deposit of payroll checks. However, under no circumstances will the Company/Bank pay a rate of interest in excess of the rate available to all customers.

          All applicable fees, including overdraft charges, will be assessed on all accounts of directors, principal shareholders, executive officers and employees. Overdraft fees may be waived only as a result of a Company/Bank error.

  L.
  Consequences of Noncompliance

          As previously stated, failure to comply with this policy may result in the termination of employment or directorship. The action taken will be commensurate with the seriousness of the conduct and an evaluation of the situation. All violations of this policy will be brought to the attention of the Board of Directors.

  M.
  Procedures

          Management is responsible for developing and implementing procedures to ensure proper disclosure as required by this policy. Management is also responsible for maintaining documentation of compliance with this policy.

          Provide the reporting form, Attachment A, to insiders as a tool for creating an annual report for the Board of Directors regarding business affiliation, community affiliations, financial interests in other banks, bank loans, and employment of family members. The Board of Directors needs this information to monitor the activities of insiders and help them avoid potential conflicts. The Audit and Compliance Committee will review this documentation.

  N.
  Audit Requirements

          The Chief Financial Officer will review documentation for tracking the recordkeeping for the Conflict of Interest/Code of Conduct Policy. Audit procedures will include a review of compliance with policy requirements to ensure compliance with specific policy elements.

          The Chief Financial Officer will issue a report of the audit findings and provide a copy of the report to the impacted department/division management and the Audit and Compliance Committee of the Board of Directors.

5

THE BANK HOLDINGS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Hal Giomi and Edward Coppin, as proxyholders, with full power of substitution, to represent, vote and act with respect to all shares of common stock of The Bank Holdings which the undersigned would be entitled to vote at the meeting of shareholders to be held on June 8, 2005 at 1:00 p.m. at the Hidden Valley Country Club located at 3575 E. Hidden Valley Drive, Reno, Nevada, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1.
Election of eight (8) persons to be directors:

Edward Allison	Joseph Bourdeau	David Funk	Jesse Haw
Marybel Batjer	Edward Coppin	Hal Giomi	Kelvin Moss
☐	FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)

2.
Adoption of an amendment to the The Bank Holdings 2002 Stock Option Plan.

☐ FOR                        ☐ AGAINST                         ☐ ABSTAIN

3.
Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

PLEASE SIGN AND DATE BELOW

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MATTERS SET FORTH HEREIN. The proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

        (Please date this proxy and sign your name as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

☐ I DO    ☐ I DO NOT    EXPECT TO ATTEND THE MEETING.

(Number of Shares)	(Date)
(Please Print Your Name)	(Signature of Shareholder)
(Please Print Your Name)	(Signature of Shareholder)

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The Bank Holdings Proxy Statement Annual Meeting of Shareholders June 8, 2005
Proposal 1: Election of Directors
Proposal 2: Amendment of the Stock Option Plan
Independent Accountants
Shareholder Proposals
Certain Relationships and Related Transactions
Other Matters
Appendix A Conflict of Interest/Code of Ethics Policy